Exhibit 32
CERTIFICATION PURSUANT TO SECTION
1350 OF CHAPTER 63 OF TITLE 18
OF THE UNITED STATES CODE AS
ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the filing of the Quarterly Report on Form 10-Q of Cadence Pharmaceuticals, Inc. (“Cadence”) for the quarterly period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Cadence, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to our knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cadence.
     The undersigned have executed this Certification effective as of August 14, 2007.

/s/ Theodore R. Schroeder Theodore R. Schroeder President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ William R. LaRue William R. LaRue Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)